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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


                                 MARCH 13, 2003
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


         PENNSYLVANIA                                           25-1435979
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)



                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
          (Address of principal executive offices, including zip code)


                                 (412) 762-2000
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)



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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c) The exhibits listed on the Exhibit Index accompanying this Form 8-K are furnished herewith.


ITEM 9.    REGULATION FD DISCLOSURE

           On March 13, 2003, The PNC Financial Services Group, Inc. (the "Corporation") filed with the Securities and Exchange Commission ("Commission") its Annual Report on Form 10-K for the year ended December 31, 2002 accompanied by the certifications of James E. Rohr, Chairman and Chief Executive Officer, and William S. Demchak, Vice Chairman and Chief Financial Officer, required pursuant to 18 U.S.C.
           Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Conformed copies of such certifications are attached hereto as Exhibits 99.1 and 99.2.




                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          THE PNC FINANCIAL SERVICES GROUP, INC.
                                          (Registrant)


           Date: March 13, 2003           By:    /s/ William S. Demchak
                                                 ----------------------------
                                                 William S. Demchak
                                                 Vice Chairman and
                                                 Chief Financial Officer



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                                  EXHIBIT INDEX

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
Number           Description                                                                    Method of Filing
------           -----------                                                                    ----------------

99.1             Certification of James E. Rohr pursuant to 18 U.S.C. Section 1350              Filed Herewith
99.2             Certification of William S. Demchak pursuant to 18 U.S.C. Section 1350         Filed Herewith
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